UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2008
THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

15 Mountain View Road, Warren, New Jersey	07059

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibit Index to Current Report on Form 8-K dated October 23, 2008

Press release dated October 23, 2008 (furnished pursuant to Item 2.02 of Form 8-K)

Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)

Modification of the Presentation of Losses Incurred in the Property and Casualty Underwriting Results for the Quarters Ended March 31, 2008 and 2007 (furnished pursuant to Item 2.02 of Form 8-K)

Modification of the Presentation of Losses Incurred in the Property and Casualty Underwriting Results for the Six Months and Quarters Ended June 30, 2008 and 2007 (furnished pursuant to Item 2.02 of Form 8-K)

Modification of the Presentation of Losses Incurred in the Property and Casualty Underwriting Results for the Years Ended December 31, 2007 and 2006 (furnished pursuant to Item 2.02 of Form 8-K)

Item 2.02 Results of Operations and Financial Condition.
The following information, including the text of the exhibits attached hereto, is furnished pursuant to Item 2.02 of Form 8-K. On October 23, 2008, The Chubb Corporation (Chubb) issued a press release announcing its financial results for the quarter ended September 30, 2008. On October 23, 2008, Chubb also posted on its web site at www.chubb.com the Supplementary Investor Information Report (SIIR) relating to its 2008 third quarter results. Copies of the press release and the SIIR, both of which are incorporated by reference into this Item 2.02 as if fully set forth herein, are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively. In addition, on October 23, 2008, Chubb posted on its website modifications of the presentation of losses incurred in its property and casualty underwriting results section of the SIIR for several prior periods (collectively, the Modifications) which conform the presentation of previously furnished information to the reporting format adopted by Chubb, in the third quarter of 2008, in presenting the impact of foreign currency fluctuation on the components of losses incurred. The Modifications, which are incorporated by reference into this Item 2.02 as if fully set forth herein, are attached to this Form 8-K as Exhibits 99.3, 99.4 and 99.5, respectively. In its press release, the SIIR, the Modifications and the conference call to discuss its 2008 third quarter results, scheduled to be webcast at 5:00 P.M. on October 23, 2008, Chubb presents, and will present, its results of operations in the manner that it believes is most meaningful to investors, which includes certain measures that are not based on accounting principles generally accepted in the United States.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press release dated October 23, 2008 (furnished pursuant to Item 2.02 of Form 8-K)

99.2	Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)

99.3	Modification of the Presentation of Losses Incurred in the Property and Casualty Underwriting Results for the Quarters Ended March 31, 2008 and 2007 (furnished pursuant to Item 2.02 of Form 8-K)

99.4	Modification of the Presentation of Losses Incurred in the Property and Casualty Underwriting Results for the Six Months and Quarters Ended June 30, 2008 and 2007 (furnished pursuant to Item 2.02 of Form 8-K)

99.5	Modification of the Presentation of Losses Incurred in the Property and Casualty Underwriting Results for the Years Ended December 31, 2007 and 2006 (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date: October 23, 2008	By:	/s/ John J. Kennedy

Name: John J. Kennedy
Title: Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED OCTOBER 23, 2008

Exhibit No.	Description

99.1	Press release dated October 23, 2008 (furnished pursuant to Item 2.02 of Form 8-K)

99.2	Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)

99.3	Modification of the Presentation of Losses Incurred in the Property and Casualty Underwriting Results for the Quarters Ended March 31, 2008 and 2007 (furnished pursuant to Item 2.02 of Form 8-K)

99.4	Modification of the Presentation of Losses Incurred in the Property and Casualty Underwriting Results for the Six Months and Quarters Ended June 30, 2008 and 2007 (furnished pursuant to Item 2.02 of Form 8-K)

99.5	Modification of the Presentation of Losses Incurred in the Property and Casualty Underwriting Results for the Years Ended December 31, 2007 and 2006 (furnished pursuant to Item 2.02 of Form 8-K)